                                PRANDIUM, INC.
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              As of June 25, 2000
                            (Dollars in thousands)

                                                                    Historical
                                                                     June 25,                         Pro Forma
                                                                       2000            Notes          Adjustments     Pro Forma
                                                                    ----------         -----          -----------     ---------
                                    ASSETS
                                    ------

      Current assets:
          Cash and cash equivalents                                 $   2,562            A            $ 88,463        $  91,025
          Restricted cash                                                                A               2,500            2,500
          Receivables                                                   2,223                                0            2,223
          Inventories                                                   2,342                                0            2,342
          Other current assets                                          2,273                                0            2,273
          Property held for sale                                       51,802            B             (51,802)               0
                                                                    ---------                         --------        ---------
              Total current assets                                     61,202                           39,161          100,363

      Property and equipment, net                                     132,786                                0          132,786
      Cost in excess of net assets of business acquired, net           65,439                                0           65,439
      Other assets                                                     15,362           A,C              2,186           17,548
                                                                    ---------                         --------        ---------
                                                                    $ 274,789                         $ 41,347        $ 316,136
                                                                    =========                         ========        =========

                     LIABILITIES AND STOCKHOLDERS' DEFICIT
                     -------------------------------------

      Current liabilities
          Working capital borrowings                                $  25,900            A            $(25,900)       $       0
          Current portion of long-term debt, including
              capitalized lease obligations                             2,185                                0            2,185
          Accounts payable                                              9,791                                0            9,791
          Current portion of self-insurance reserves                    3,054                                0            3,054
          Other accrued liabilities                                    54,223           B,D              5,509           59,732
          Income taxes payable                                          3,517            E               1,800            5,317
                                                                    ---------                         --------        ---------
              Total current liabilities                                98,670                          (18,591)          80,079

      Self-insurance reserves                                           6,406                                0            6,406
      Other long-term liabilities                                       4,191                                0            4,191
      Long-term debt, including capitalized lease
           obligation, less current portion                           236,693                                0          236,693

      Stockholders' deficit
           Common Stock                                                 1,804                                0            1,804
           Additional paid-in capital                                 222,353                                0          222,353
           Accumulated deficit                                       (295,328)      A,B,C,D,E           59,938         (235,390)
                                                                    ---------                         --------        ---------
              Total stockholders' deficit                             (71,171)                          59,938          (11,233)
                                                                    ---------                         --------        ---------
                                                                    $ 274,789                         $ 41,347        $ 316,136
                                                                    =========                         ========        =========

                                PRANDIUM, INC.
           UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  For The Fiscal Year Ended December 26, 1999
               (Dollars in thousands, except per share amounts)




                                                                   Historical
                                                                  Fiscal Year
                                                                     Ended
                                                                   December 26,                 Pro Forma
                                                                      1999        Notes        Adjustments         Pro Forma
                                                              -----------------   -----     ----------------    -------------

Sales                                                           $     536,579     F         $   (214,679)      $    321,900

Product cost                                                          141,881     F              (52,719)            89,162
Payroll and related costs                                             190,772     F              (75,764)           115,008
Occupancy and other operating expenses                                139,153     F              (53,061)            86,092
Depreciation and amortization                                          28,031     F              (10,111)            17,920
General and administrative expenses                                    32,742    F, G             (7,711)            25,031
Opening costs                                                           2,879     F               (1,147)             1,732
Loss on disposition of properties, net                                  5,265     F                 (413)             4,852
Provision for divestitures and write down of long-
   lived assets                                                           484     F                 (222)               262
                                                                -------------               ------------       ------------

Total costs and expenses                                              541,207                   (201,148)           340,059

Operating income (loss)                                                (4,628)                    13,531            (18,159)
Interest expense, net                                                  31,371  C, D, F            (4,621)            26,750
                                                                -------------               ------------       ------------

Income (loss) before income tax provision                             (35,999)                     8,910            (44,909)

Income tax provision                                                      492    F, H                (42)               450
                                                                -------------               ------------       ------------

Net income (loss)                                                  $  (36,491)              $      8,868            (45,359)
                                                                =============               ============       ============

Net loss per share - basic and diluted                             $    (0.20)                                        (0.25)
                                                                =============                                  ============

Weighted average shares outstanding - basic
  and diluted                                                     180,380,513                                   180,380,513
                                                                =============                                  ============

                                PRANDIUM, INC.
           UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    For The Six Months Ended June 26, 2000
               (Dollars in thousands, except per share amounts)






                                                              Historical
                                                              Six Months
                                                                Ended
                                                               June 25,                    Pro Forma
                                                                 1999        Notes        Adjustments        Pro Forma
                                                           --------------    -----      --------------     -------------

Sales                                                       $     270,969     F         $   (111,499)       $   159,470

Product cost                                                       70,354     F              (27,493)            42,861
Payroll and related costs                                          96,016     F              (38,765)            57,251
Occupancy and other operating expenses                             70,696     F              (26,433)            44,263
Depreciation and amortization                                      14,050     F               (5,291)             8,759
General and administrative expenses                                15,476    F, G             (3,680)            11,796
Opening costs                                                          86     F                  (12)                74
Loss on disposition of properties, net                                454     F                 (259)               195
                                                            -------------               ------------        -----------

Total costs and expenses                                          267,132                   (101,933)           165,199

Operating income (loss)                                             3,837                      9,566             (5,729)
Interest expense, net                                              17,149  C, D, F            (2,012)            15,137
                                                            -------------               ------------        -----------

Income (loss) before income tax provision                         (13,312)                     7,554            (20,866)

Income tax provision                                                  254    F, H                (20)               234
                                                            -------------               ------------        -----------

Net income (loss)                                           $     (13,566)              $      7,534        $   (21,100)
                                                            =============               ============        ===========

Net loss per share - basic and diluted                      $       (0.08)                                  $     (0.12)
                                                            =============                                   ===========

Weighted average shares outstanding - basic
  and diluted                                                 180,380,513                                   180,380,513
                                                            =============                                   ===========

                                PRANDIUM, INC.
                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                             FINANCIAL INFORMATION
                            (Dollars in Thousands)


A. To record net cash proceeds resulting from the transaction, which are calculated below:

        Proceeds from the sale of the El Torito Division, net of outstanding debt of $9,751   $ 119,749
        Repayment of working capital borrowings                                                 (25,900)
        Payment of interest expense                                                                (458)
        Restricted cash in escrow account - release date April 1, 2001                           (2,500)
        Restricted cash in escrow account - release dates from December 31, 2001
         through April 30, 2002                                                                  (2,500)
        Other, net                                                                                   72
                                                                                              ---------
        Net proceeds                                                                          $  88,463
                                                                                              =========

B. To give effect to the completion of the sale by eliminating the assets held for sale in the amount of $51,802 and recording expenses incurred in connection with the sale of $5,754.

C. To eliminate unamortized debt issuance costs of $314 and related amortization of debt issuance costs associated with the repayment of the working capital borrowings of $213 and $105 for the fiscal year ended December 26, 1999 and the six months ended June 25, 2000, respectively.

D. To eliminate accrued interest of $245 and related interest expense associated with the outstanding working capital borrowings of $1,062 and $1,373 for the fiscal year ended December 26, 1999 and the six months ended June 25, 2000, respectively.

E. To record the Federal income tax liability of $1,800 resulting from the completion of the sale.

F. To eliminate the results of operations of the El Torito Division with respect to sales of $214,679 and $111,499, product cost of $52,719 and $27,493, payroll and related costs of $75,764 and $38,765, occupancy and other operating expenses of $53,061 and $26,433, depreciation and amortization of $10,111 and $5,291, general and administrative expenses of $11,288 and $5,631, opening costs of $1,147 and $12, loss on disposition of properties, net of $413 and $259, provision for divestitures of $222 and $0, interest expense of $3,346 and $534, and income tax provision of $276 and $2,780 for the fiscal year ended December 26, 1999 and the six months ended June 25, 2000, respectively.

G. To record the allocated corporate general and administrative expenses, net of those expenses that would be eliminated as a result of the sale of the El Torito Division of $3,577 and $1,951 for the fiscal year ended December 26, 1999 and the six months ended June 25, 2000, respectively. General and administrative expenses do not reflect the impact of further cost reductions that management believes may be realized subsequent to the divestment.

H. To record adjustments of $234 and $2,760 to give effect to the income tax provision of $450 and $234 for the fiscal year ended December 26, 1999 and the six months ended June 25, 2000, respectively.

                                PRANDIUM, INC.
                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                      FINANCIAL INFORMATION - (Continued)
                            (Dollars in Thousands)

Reconciliation of Certain Adjustments to Unaudited Pro Forma Condensed Financial Information

Balance Sheet:

(1)  Other accrued liabilities:
     Expenses incurred in connection with the sale (B) $5,754 less elimination of accrued interest (D) ($245) = $5,509

(2)  Accumulated deficit:
     Proceeds of (A) $119,749 less payment of interest expense ($458) net of other of $72, less the elimination of unamortized debt issuance costs of
     (C) ($314), plus the elimination of accrued interest (D) $245, less the Federal income tax liability of (E) ($1,800), less the elimination of the assets held for sale (B) of ($51,802) and expenses incurred in connection with the sale of ($5,754) = $59,938

Statement of Operations (fiscal year ended December 26, 1999):

(1)  General and administrative expenses:
     Elimination of the results of operations of the El Torito Division (F) of ($11,288) net of the allocated corporate general and administrative expenses (G) $3,577 = ($7,711)

(2)  Interest expense:
     Eliminate amortization of debt issuance costs (C) ($213) plus eliminate interest expense on outstanding working capital borrowings (D) ($1,062) plus elimination of the results of operations of the El Torito Division (F) ($3,346) = ($4,621)

(3)  Income tax provision:
     Elimination of the results of operations of the El Torito Division (F) of ($276) and record an adjustment to the income tax provision (H) $234 = ($42)

Statement of Operations (six months ended June 25, 2000):

(1)  General and administrative expenses:
     Elimination of the results of operations of the El Torito Division (F) of ($5,631) net of the allocated corporate general and administrative expenses
     (G) $1,951 = ($3,680)

(2)  Interest expense:
     Eliminate amortization of debt issuance costs (C) ($105) plus eliminate interest expense on outstanding working capital borrowings (D) ($1,373) plus elimination of the results of operations of the El Torito Division (F) ($534) = ($2,012)

(3)  Income tax provision:
     Elimination of the results of operations of the El Torito Division (F) of ($2,780) and record an adjustment to the income tax provision (H) $2,760 = ($20)